                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                      Date of Report - April 16, 1996



                         FULTON FINANCIAL CORPORATION
   ------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



           Pennsylvania               0-10587              23-2195389
   ---------------------------    ----------------     --------------------
     (State or other jurisdic-       (Commission       (IRS Employer
     tion of incorporation)          File Number)      Identification No.)



   One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania         17604
   -------------------------------------------------------       ----------
   (Address of principal executive offices)                      (Zip Code)


   Registrant's telephone number, including area code:         717-291-2411
                                                               ------------
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Item 5.  Other Events.
         ------------

     The attached unaudited financial information is filed pursuant to the requirements of Securities and Exchange Commission Accounting Series Release No.
130. This information reflects the results of operations of Fulton Financial Corporation for the 31 day period following the acquisition of Gloucester County Bankshares, Inc. and should be read in conjunction with the financial statements set forth in the Annual Report on Form 10-K filed by Fulton Financial Corporation for the year ended December 31, 1995.


                 FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Income (Unaudited)
                          Month ended March 31, 1996
                 (Dollars in thousands, except per-share data)

INTEREST INCOME
Loans, including fees............................................... $    18,497
Investment securities:
    Taxable.........................................................       3,158
    Tax-exempt......................................................         283
    Dividends.......................................................         143
Federal funds sold..................................................           7
Interest-bearing deposits with other banks..........................          11
                                                                     -----------
           Total Interest Income....................................      22,099

- --------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits............................................................       8,722
Short-term borrowings...............................................         495
Long-term debt......................................................         160
                                                                     -----------
           Total Interest Expense...................................       9,377
                                                                     -----------
           Net Interest Income......................................      12,722

- --------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES...........................................         225
                                                                     -----------
           Net Interest Income After Provision For Loan Losses......      12,497

- --------------------------------------------------------------------------------
OTHER INCOME
Trust department....................................................         601
Service charges on deposit accounts.................................         981
Other service charges and fees......................................         496
Gain on sale of mortgage loans......................................          53
Investment securities gains.........................................         293
                                                                     -----------
                                                                           2,424

- --------------------------------------------------------------------------------
OTHER EXPENSES
Salaries and employee benefits......................................       4,462
Net occupancy expense...............................................         841
Equipment expense...................................................         478
FDIC assessment expense.............................................          86
Special services....................................................         520
Other...............................................................       2,313
                                                                     -----------
                                                                           8,700
                                                                     -----------
           Income Before Income Taxes...............................       6,221
Income taxes........................................................       1,749
                                                                     -----------

           Net Income............................................... $     4,472
                                                                     ===========
- --------------------------------------------------------------------------------
PER-SHARE DATA

Net income..........................................................     $   .14
Weighted average shares outstanding (Note A)........................  32,936,341

Note A - Weighted averages shares outstanding reflects the impact of a 10% stock dividend declared on March 19, 1996 and payable on May 31, 1996 to shareholders of record on May 2, 1996.

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934,

Fulton Financial Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FULTON FINANCIAL CORPORATION



                               By: /s/ Charles J. Nugent
                                  -------------------------
                               Charles J. Nugent
                               Executive Vice President and
                               Chief Financial Officer


Date:  April 16, 1996